                                 AMENDMENT NO. 3
                                     TO THE
                            CHARTER ONE BANK, F.S.B.
                         EMPLOYEE SAVINGS PLAN AND TRUST

         WHEREAS, First Federal Savings Bank, known as Charter One Bank, F.S.B. (the "Company") effective October 1, 1992, previously established The First Federal Savings Bank Employee Savings Plan as renamed effective October 1, 1992, the Charter One Bank, F.S.B. Employee Savings Plan (the "Plan") and Trust Agreement (the "Trust") which were originally effective January 1, 1985, most recently restated effective July 1, 1992 and subsequently amended:

         WHEREAS, Section 19.1 of the Plan and Trust provides that the Company reserves the right to amend the Plan and Trust;

         NOW THEREFORE RESOLVED, that Sections 4, 9, 10, 11 and 17 are amended effective January 1, 1993, Section 1 is amended effective January 1, 1994 and
Section 7 is amended effective July 1, 1994 as follows:

Effective January 1, 1993:
--------------------------

1. Section 4 is amended to restate the first paragraph of Subsection 4.1 in its entirety as follows:

         4.1      Rollovers

                  The Administrator may authorize the Trustee to accept a rollover contribution in cash, within the meaning of Code section 402(c) or 408(d)(3)(A)(ii), directly from an Eligible Employee or as a Direct Rollover, as such term is defined in
                  Section 11, from another qualified plan on behalf of the Eligible Employee, even if he is not yet a Participant. The Employee shall be responsible for furnishing satisfactory evidence, in such manner as prescribed by the Administrator, that the amount is eligible for rollover treatment. A rollover contribution received directly from an Eligible Employee must be paid to the Trustee in cash within 60 days after the date received by the Eligible Employee from a qualified plan or conduit individual retirement account. Contributions described in this paragraph shall be posted to the applicable Employee's Rollover Account as of the date received by the Trustee.

2. Section 9 is amended to restate Subsection 9.8 in its entirety as follows:

         9.8      Loan Application, Note and Security

                  A Participant shall apply for any loan in such manner and with such advance notice as prescribed by the Administrator. All loans shall be evidenced by a promissory note, secured only by the portion of the Participant's Account from which the loan is made, and the Plan shall have a lien on this portion of his Account. The promissory note may be evidenced by the Participant's endorsement on the check representing the loan proceeds.

CHARTER ONE BANK, F.S.B.                                        AMENDMENT NO. 3
EMPLOYEE SAVINGS PLAN AND TRUST


3. Section 10 is amended to add a sentence prior to 10.4 (a), to restate Subsection 10.4 (b), to add a new Subsection 10.4 (c), to restate Subsection 10.4 (d) (formerly Subsection 10.4 (c)), to redesignate existing Subsections, and to restate Subsection 10.4 (h) to delete the last sentence thereof (formerly Subsection 10.4 (g)) as follows:

         10.4     Withdrawal Processing

                  The terms Direct Rollover, Distributee, Eligible Rollover Distribution and Eligible Retirement Plan as referenced below are defined in Section 11.

                  (b) Application and Notice. A Participant shall apply for any in-service withdrawal in such manner and with such advance notice as prescribed by the Administrator. Effective for in-service withdrawals applied for after December 31, 1992, the Participant shall be provided the notice prescribed by Code section 402(f).

                  (c) Waiver of 30-Day Notice Requirement. If an in-service withdrawal is one to which Code sections 401(a)(11) and 417 do not apply, such in-service withdrawal may commence less than 30 days after the aforementioned notice is provided, if:

                           (1) the Participant is clearly informed that he has the right to a period of at least 30 days after receipt of such notice to consider his option to elect or not elect a Direct Rollover for the portion, if any, of his in-service withdrawal which will constitute an Eligible Rollover Distribution; and

                           (2) the Participant after receiving such notice, affirmatively elects a Direct Rollover for the portion, if any, of his in-service withdrawal which will constitute an Eligible Rollover Distribution or alternatively elects to have such portion made payable directly to him, thereby not electing a Direct Rollover.

                  (d) Approval. The Administrator, or the Trustee if otherwise authorized by the Administrator and expressly agreed to by the Trustee, is responsible for determining that an in-service withdrawal request conforms to the requirements described in this Section and granting such request.

                  (h) In-Service Withdrawals After December 31, 1992. With respect to distributions made on or after January 1, 1993, notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

CHARTER ONE BANK, F.S.B.                                        AMENDMENT NO. 3
EMPLOYEE SAVINGS PLAN AND TRUST



4. Section 11 is amended to restate the Heading thereof and to restate Subsection 11.1 in its entirety as follows:

         11       DISTRIBUTION ONCE EMPLOYMENT ENDS OR AS REQUIRED BY LAW
                  -------------------------------------------------------

                  11.1     Benefit Information, Notices and Election

                           A Participant, or his Beneficiary in the case of his death, shall be provided with information regarding all optional times and forms of distribution available, to include the notices prescribed by Code section 402(f), effective January 1, 1993, and Code
                           section 411(a)(11). Subject to the other requirements of this Section, a Participant, or his Beneficiary in the case of his death, may elect, in such manner and with such advance notice as prescribed by the Administrator, to have his vested Account balance paid to him beginning upon any Settlement Date following the Participant's termination of employment with all Related Companies or, if earlier, at the time required by law as set forth in Section 11.6.

                           If a distribution is one to which Code sections 401(a)(11) and 417 do not apply, such distribution may commence less than 30 days after the aforementioned notices are provided, if:

                           (a) the Participant is clearly informed that he has the right to a period of at least 30 days after receipt of such notices to consider the decision as to whether to elect a distribution and if so to elect a particular form of distribution and to elect or not elect a Direct Rollover for all or a portion, if any, of his distribution which will constitute an Eligible Rollover Distribution; and

                           (b) the Participant after receiving such notice, affirmatively elects a distribution and a Direct Rollover for all or a portion, if any, of his distribution which will constitute an Eligible Rollover Distribution or alternatively elects to have all or a portion made payable directly to him, thereby not electing a Direct Rollover for all or a portion thereof.

                           The terms Direct Rollover and Eligible Rollover Distribution as referenced above are defined in
                           Section 11.4.

5. Section 17 is amended to restate Subsection 17.4 (a) in its entirety as follows:

         17.4     Tax Withholding and Payment

                  (a) Withholding. Effective for taxable distributions made on or before December 31, 1992, the Trustee shall calculate and withhold federal (and, if applicable, state) income taxes in accordance with a Participant's withholding election. Effective for taxable distributions made after

CHARTER ONE BANK, F.S.B.                                        AMENDMENT NO. 3
EMPLOYEE SAVINGS PLAN AND TRUST


                           December 31, 1992, the Trustee shall calculate and withhold federal (and, if applicable, state) income taxes with regard to any Eligible Rollover Distribution that is not paid as a Direct Rollover. With regard to any taxable distribution that is not an Eligible Rollover Distribution, the Trustee shall calculate and withhold federal (and, if applicable, state) income taxes in accordance with the Participant's withholding election.

Effective January 1, 1994:
--------------------------

6. Sections 1 is amended to restate Subsections 1.13 and 1.34 each in its entirety as follows:

         1.13 "Compensation". The sum of a Participant's Taxable Income and salary reductions, if any, pursuant to Code sections 125, 402(e)(3), 402(h), 403(b), 414(h)(2) or 457.

                  For purposes of determining benefits under this Plan, Compensation is limited to $150,000 (as indexed for the cost of living pursuant to Code sections 401(a)(17) and 415(d)) per Plan Year.

                  For purposes of the preceding sentence, in the case of an HCE who is a 5% Owner or one of the 10 most highly compensated Employees, (i) such HCE and such HCE's family group (as defined below) shall be treated as a single employee and the Compensation of each family group member shall be aggregated with the Compensation of such HCE, and (ii) the limitation on Compensation shall be allocated among such HCE and his family group members in proportion to each individual's Compensation before the application of this sentence. For purposes of this Section, the term "family group" shall mean an Employee's spouse and lineal descendants who have not attained age 19 before the close of the year in question.

                  For the purpose of determining HCEs and key employees, Compensation for the entire Plan Year shall be used. For the purpose of determining ADP and ACP, Compensation shall be limited to amounts paid to an Eligible Employee while a Participant.

         1.34 "Pay". The base pay, including retroactive wages, salary continuation and deceased pay paid to an Eligible Employee by an Employer while a Participant during the current period.

                  Pay is neither increased nor decreased by any salary credit or reduction pursuant to Code sections 125 or 402(e)(3). Pay is limited to $150,000 (as indexed for the cost of living pursuant to Code sections 401(a)(17) and 415(d)) per Plan Year.

CHARTER ONE BANK, F.S.B.                                        AMENDMENT NO. 3
EMPLOYEE SAVINGS PLAN AND TRUST



Effective July 1, 1994:
-----------------------

7. Section 7 is amended to restate Subsection 7.2 in its entirety as follows:

         7.2      Investment Fund Elections

                  Each Participant (or Beneficiary) shall direct the investment of all of his Contribution Accounts.

                  A Participant shall make his investment election in any combination of one or any number of the Investment Funds offered in accordance with the procedures established by the Administrator and Trustee. The Administrator may set a maximum percentage of the total election that a Participant may direct into any specific Investment Fund.

Date: June 20          ,1994               CHARTER ONE BANK, F.S.B.
     ------------------   --
                                           By: /s/ Judith E. Peterson
                                              ----------------------------------

                                                Title: Senior Vice President
                                                      ------------------------
The provisions of the above amendment which relate to the Trustee are hereby approved and executed.

Date:   July 15           ,1994          WELLS FARGO BANK, NATIONAL ASSOCIATION
      --------------------   --
                                         By: /s/  ????
                                            ------------------------------------
                                              Title: Vice President
                                                    ----------------------------

Date:   July 15           ,1994          WELLS FARGO BANK, NATIONAL ASSOCIATION
      --------------------   --
                                         By: /s/  ????
                                            ------------------------------------
                                              Title: Vice President
                                                    ----------------------------

                                 AMENDMENT NO. 4
                                     TO THE
            CHARTER ONE BANK, F.S.B. EMPLOYEE SAVINGS PLAN AND TRUST

         WHEREAS, First Federal Savings Bank, known as Charter One Bank, F.S.B. (the "Company") effective October 1, 1992, previously established The First Federal Savings Bank Employee Savings Plan as renamed effective October 1, 1992, the Charter One Bank, F.S.B. Employee Savings Plan (the "Plan") and Trust Agreement (the "Trust") which were originally effective January 1, 1985, most recently restated effective July 1, 1992 and subsequently amended;

         WHEREAS, Section 19.1 of the Plan and Trust provides that the Company reserves the right to amend the Plan and Trust;

         NOW THEREFORE RESOLVED, that Section 1 is amended effective July 1, 1995 as follows:

1. Section 1 is amended to restate Subsections 1.18 and 1.34 each in its entirety as follows:

         1.18 "Eligible Employee". A full time Employee of an Employer who is compensated on a salaried basis or an Employee of an Employer who is compensated on a commission only basis, except any Employee who is treated as an Employee because he or she is a Leased Employee.

         1.34 "Pay". All cash compensation paid to an Eligible Employee by an Employer while a Participant during the current period. Pay excludes reimbursements or other expense allowances, cash and non-cash fringe benefits, moving expenses, deferred compensation and welfare benefits.

                  Pay is neither increased by any salary credit or decreased by any salary reduction pursuant to Code sections 125 or 402(e)(3). Pay is limited to $150,000 (as indexed for the cost of living pursuant to Code sections 401(a)(17) and 415(d)) per Plan Year.

Date: June 28          ,1995                  CHARTER ONE BANK, F.S.B.
     ------------------   --
                                              By: /s/ Judith E. Peterson
                                                 -------------------------------

                                                   Title: Senior Vice President
                                                         -----------------------

CHARTER ONE BANK, F.S.B.                                        AMENDMENT NO. 4
EMPLOYEE SAVINGS PLAN AND TRUST


The provisions of the above amendment which relate to the Trustee are hereby approved and executed.

Date:  September 21      ,1995           WELLS FARGO BANK, NATIONAL ASSOCIATION
     --------------------   --
                                         By: /s/
                                            -----------------------------------

                                             Title:
                                                   ----------------------------

Date:  September 21      ,1995           WELLS FARGO BANK, NATIONAL ASSOCIATION
     --------------------   --
                                         By: /s/
                                            -----------------------------------

                                             Title:
                                                   ----------------------------

                                 AMENDMENT NO. 5
                                     TO THE
            CHARTER ONE BANK, F.S.B. EMPLOYEE SAVINGS PLAN AND TRUST

         WHEREAS, First Federal Savings Bank, known as Charter One Bank, F.S.B. (the "Company") effective October 1, 1992, previously established The First Federal Savings Bank Employee Savings Plan as renamed effective October 1, 1992, the Charter One Bank, F.S.B. Employee Savings Plan (the "Plan") and Trust Agreement (the "Trust") which were originally effective January 1, 1985, most recently restated effective July 1, 1992 and subsequently amended;

         WHEREAS, Section 19.1 of the Plan and Trust provides that the Company reserves the right to amend the Plan and Trust;

         NOW THEREFORE RESOLVED, that Sections 1, 8, 14 and 19 are amended effective July 1, 1992, Sections 3, 11 and 12 are amended effective January 1, 1993, Section 13 is amended effective January 1, 1995, Section 1 is amended effective July 1, 1995 and Section 11 is amended as of the execution date of this Amendment as follows:

Effective July 1, 1992:
-----------------------

1. Section 1 is amended to restate Subsections 1.18 and 1.22 each in its entirety as follows:

         1.18 "Eligible Employee". An Employee of an Employer who is compensated on a salaried basis, except any Employee who is treated as an Employee because he is a Leased Employee.

         1.22 "Forfeiture Account". An account holding amounts forfeited by Participants who have left the Employer, invested in interest bearing deposits of the Trustee, pending disposition as provided in this Plan and Trust as directed by the Administrator.

2. Section 8 is amended to restate Subsection 8.4 in its entirety as follows:

         8.4.     Forfeitures

                  A Participant's non-vested Account balance shall be forfeited as of the Settlement Date following the Sweep Date on which the Administrator has reported to the Trustee that the Participant's employment has terminated with all Related Companies. Forfeitures from all Employer Contribution Accounts shall be transferred to and maintained in a single Forfeiture Account, which shall be invested in interest bearing deposits of the Trustee. Forfeiture Account amounts shall be utilized to restore Accounts, to pay Plan fees and expenses to reduce Employer Matching Contributions as directed by the Administrator.

CHARTER ONE BANK, F.S.B.                                       AMENDMENT NO. 5
EMPLOYEE SAVINGS PLAN AND TRUST


3. Section 14 is amended to restate Subsections 14.1(a) and (b) each in its entirety as follows:

         14.1     Top Heavy Definitions

                  When capitalized, the following words and phrases have the following meanings when used in this Section:

                  (a) "Aggregation Group". The group consisting of each qualified plan of an Employer (and its Related Companies) (1) in which a Key Employee is a participant or was a participant during the determination period (regardless of whether such plan has terminated), or (2) which enables another plan in the group to meet the requirements of Code sections 401(a)(4) or 410(b). The Employer may also treat any other qualified plan as part of the group if the group would continue to meet the requirements of Code sections 401(a)(4) and 410(b) with such plan being taken into account.

                  (b) "Determination Date". The last day of the preceding Plan Year, or with regard to the Plan's initial Plan Year, the last day of that Plan Year.

4. Section 19 is amended to restate the Heading thereof, to add a new Subsection 19.3, to redesignate each subsequent Subsection and to restate Subsection 19.4 (formerly Subsection 19.3) in its entirety as follows:

         19       AMENDMENT, MERGER, DIVESTITURES AND TERMINATION
                  -----------------------------------------------

                  19.3     Divestitures

                           In the event of a sale by an Employer which is a corporation of: (1) substantially all of the Employer's assets used in a trade or business to an unrelated corporation, or (2) a sale of such Employer's interest in a subsidiary to an unrelated entity or individual, lump sum distributions shall be permitted from the Plan, except as provided below, to Participants with respect to Employees who continue employment with the corporation acquiring such assets or who continue employment with such subsidiary, as applicable.

                           Notwithstanding, distributions shall not be permitted if the purchaser agrees, in connection with the sale, to be substituted as the Company as the sponsor of the Plan or to accept a transfer of the assets and liabilities representing the Participants' benefits into a plan of the purchaser or a plan to be established by the purchaser.

                  19.4     Plan Termination

                           The Company may, at any time and for any reason, terminate the Plan or completely discontinue contributions. Upon either of these events,

CHARTER ONE BANK, F.S.B.                                       AMENDMENT NO. 5
EMPLOYEE SAVINGS PLAN AND TRUST


                           or in the event of a partial termination of the Plan within the meaning of Code section 411(d)(3), the Accounts of each affected Employee who has not yet incurred a Break in Service shall be fully vested. If no successor plan is established or maintained, lump sum distributions shall be made in accordance with the terms of the Plan as in effect at the time of the Plan's termination or as thereafter amended provided that a post-termination amendment shall not be effective to the extent that it violates Section 19.1 unless it is required in order to maintain the qualified status of the Plan upon its termination. The Trustee's and Employer's authority shall continue beyond the Plan's termination date until all Trust assets have been liquidated and distributed. The Employers hereby agree to indemnify the Trustee against any and all liabilities resulting from the termination of the Plan or Trust (1) including (without limitation) any expenses reasonably attributable to the Company's failure to apply for a favorable determination from the Internal Revenue Service with respect to the qualification of the Plan upon its termination, any other expenses reasonably incurred in the defense of any claim relating to this Plan's termination, and amounts paid in any settlement relating to any such liability, but (2) excluding liability resulting from actions or inactions made in bad faith, or resulting from the gross negligence or willful misconduct of the Trustee.


Effective January 1, 1993:
--------------------------

1. Section 3 is amended to add a new last sentence to Subsection 3.5 and to restate the preceding sentence (formerly the last sentence of Subsection 3.5) as follows:

         3.5      Refunds When Contribution Dollar Limit Exceeded

                  Refunds shall not include investment gain or loss for the period between the end of the applicable calendar year and the date of distribution. However, for calendar years ending before December 31, 1993, refunds shall include investment gain or loss for the period between the end of the applicable calendar year and the date of distribution.

2. Section 11 is amended to restate Subsection 11.2 and the introduction to Subsection 11.9 each in its entirety as follows:

         11.2     Payment Form and Medium

                  Except to the extent otherwise provided by Section 11.3, a Participant may elect to be paid in any of these forms:

                  (a)      a single lump sum, or

CHARTER ONE BANK, F.S.B.                                       AMENDMENT NO. 5
EMPLOYEE SAVINGS PLAN AND TRUST


                  (b) a portion paid in a lump sum, and the remainder paid later.

                  Distributions shall be made in cash, except to the extent a distribution consists of a loan call as described in Section
                  9. Alternatively, a Participant may elect that a lump sum payment be made in the form of whole shares of Company Stock and cash in lieu of fractional shares to the extent invested in the Company Stock Fund).

         11.9     Payment to Beneficiary

                  Payment to a Beneficiary must either: (1) be completed by the end of the calendar year that contains the fifth anniversary of the Participant's death or (2) begin by the end of the calendar year that contains the first anniversary of the Participant's death and be completed within the period of the Beneficiary's life or life expectancy, except that:

3. Section 12 is amended to restate Subsection 12.5 in its entirety as follows:

         12.5     Adjustment for Investment Gain or Loss

                  Any excess Deferrals or Contributions to be refunded to a Participant or forfeited in accordance with Section 12.3 or
                  12.4 shall be adjusted for investment gain or loss. Refunds or forfeitures shall not include investment gain or loss for the period between the end of the applicable Plan Year and the date of distribution. However, for Plan Years ending before December 31, 1993, refunds shall include investment gain or loss for the period between the end of the applicable Plan Year and the date of distribution.

Effective January 1, 1995:
--------------------------

1.       Section 13 is amended to restate Subsection 13.2 in its entirety:

         13.2     Maximum Annual Addition

                  The Annual Addition to a Participant's accounts under this Plan and any other defined contribution plan maintained by any Related Company for any Plan Year shall not exceed the lesser of (1) 25% of his Taxable Income or (2) $30,000 (as adjusted for the cost of living pursuant to Code section 415(d)).

Effective July 1, 1995:
-----------------------

1. Section 1 is amended to restate Subsection 1.18 in its entirety as follows:

         1.18 "Eligible Employee". An Employee of an Employer who is compensated on a salaried basis or an Employee of an Employer who is compensated on a commission only basis, except any Employee who is treated as an Employee because he is a Leased Employee.

CHARTER ONE BANK, F.S.B.                                       AMENDMENT NO. 5
EMPLOYEE SAVINGS PLAN AND TRUST


Effective As Of The Execution Date Of The Amendment:
----------------------------------------------------

1. Section 11 is amended to restate Subsection 11.3, including the Subheading thereof, in its entirety as follows:

         11.3     Distribution of Small Amounts

                  If after a Participant's employment with all Related Companies ends, the Participant's vested Account balance is $3,500 or less, and if at the time of any prior withdrawal or distribution the Participant's vested Account balance did not exceed $3,500, the Participant's benefit shall be paid as a single lump sum as soon as administratively feasible in accordance with procedures prescribed by the Administrator.

Date: January 22      ,1996              CHARTER ONE BANK, F.S.B.
     -----------------   --
                                         By: /s/ ???
                                            -----------------------------------

                                            Title: ???
                                                  ------------------------------

The provisions of the above amendment which relate to the Trustee are hereby approved and executed.

Date:  May 24              ,1996       BZW BARCLAYS GLOBAL INVESTORS, N.A.
      ---------------------   --
                                       By: /s/ ????
                                          --------------------------------------

                                          Title: Principal
                                                --------------------------------

Date:  May 24              ,1996       BZW BARCLAYS GLOBAL INVESTORS, N.A.
      ---------------------   --
                                       By: /s/ Gwen E. Slack
                                          --------------------------------------

                                          Title: Principal
                                                --------------------------------

                                 AMENDMENT NO. 6
                                     TO THE
            CHARTER ONE BANK, F.S.B. EMPLOYEES SAVINGS PLAN AND TRUST

         WHEREAS, First Federal Savings Bank, known as Charter One Bank, F.S.B. (the "Company") effective October 1, 1992, previously established The First Federal Savings Bank Employee Savings Plan as renamed effective October 1, 1992, the Charter One Bank, F.S.B. Employee Savings Plan (the "Plan") and Trust Agreement (the "Trust") which were originally effective January 1, 1985, most recently restated effective July 1, 1992 and subsequently amended;

         WHEREAS, Section 19.1 of the Plan and Trust provides that the Company reserves the right to amend the Plan and Trust;

         NOW THEREFORE RESOLVED, that Section 1 is amended effective January 1, 1996 and Sections 1, 2, 9 and 10 are amended effective July 15, 1996 as follows:

Effective January 1, 1996:
--------------------------

1. Section 1 is amended to restate Subsection 1.49 in its entirety as follows:

         1.49     "Trustee".  BZW Barclays Global Investors, National
                  Association.

Effective July 15, 1996:
------------------------

1. Section 1 is amended to restate Subsection 1.16 in its entirety as follows:

         1.16 "Disability". An illness or injury of a potentially permanent nature, expected to last for a continuous period of not less than 12 months, certified by a physician selected by or satisfactory to the Administrator, which prevents the Employee from engaging in his occupation for wage or profit for which the Employee is reasonably fitted by training, education or experience.

2. Section 2 is amended to restate Subsection 2.3 in its entirety as follows:

         2.3      Ineligible or Former Participants

                  A Participant may not make or share in Plan Contributions, nor be eligible for a new Plan loan, except as described in
                  Section 9.1, during the period he is Ineligible, but he shall continue to participate for all other purposes. An Ineligible Participant or former Participant shall automatically become an active Participant on the date he again becomes an Eligible Employee.

CHARTER ONE BANK, F.S.B.                                       AMENDMENT NO. 6
EMPLOYEES SAVINGS PLAN AND TRUST


3. Section 9 is amended to restate Subsection 9.1 in its entirety as follows:

         9.1      Participant Loans Permitted

                  Loans are permitted pursuant to the terms and conditions set forth in this Section. Loans shall only be permitted to a Participant or a Beneficiary who is an Employee and eligible for loan repayment through payroll deduction or a party-in-interest as defined in ERISA section 3(14). All loan limits are determined as of the date the Trustee reserves funds for the loan. The funds will be disbursed to the Participant as soon as is administratively feasible after the next following Settlement date.

4. Section 10 is amended to add a new Subsection 10.4 and to redesignate each subsequent Subsection as follows:

         10.4     Withdrawals for Disability

                  (a) Requirements. A Participant who is an Employee, who has incurred a Disability and who is not receiving compensation directly from his Employer may withdraw from the Contribution Accounts listed in paragraph
                           (b) below.

                  (b) Account Sources for Withdrawal. The withdrawal amount shall come only from the Participant's fully vested Accounts, in the following priority order:

                                    Rollover Account
                                    Employee Account
                                    Employer Matching Account
                                    Prior Fixed Match Account

                  (c) Permitted Frequency. There is no restriction on the number of times a Participant may withdraw from these Accounts by reason of his Disability.

                  (d) Suspension from Further Contributions. A withdrawal from a Participant's Accounts by reason of his Disability shall not affect his ability to make further Contributions.

Date:   July 31     ,1996          CHARTER ONE BANK, F.S.B.
      --------------   --
                                   By: /s/ George M. Bourgon, Jr.
                                      ----------------------------------

                                      Title: Sr. V.P., Manager of Administrative
                                             Services
                                             -----------------------------------

CHARTER ONE BANK, F.S.B.                                      AMENDMENT NO. 6
EMPLOYEES SAVINGS PLAN AND TRUST


The provisions of the above amendment which relate to the Trustee are hereby approved and executed.

Date:  August 27     ,1996   BZW BARCLAYS GLOBAL INVESTORS, NATIONAL ASSOCIATION
      ---------------   --
                             By: /s/
                                --------------------------------------------

                                Title:
                                      --------------------------------------

Date:  August 27     ,1996   BZW BARCLAYS GLOBAL INVESTORS, NATIONAL ASSOCIATION
      ---------------   --
                             By: /s/
                                --------------------------------------------

                                Title:
                                      --------------------------------------